Residential REIT Income ETF

Schedule of Investments at October 31, 2022 (Unaudited)

	Shares	Value
Common Stocks - 98.9%
REITS - Apartments - 69.3%
American Homes 4 Rent - Class A	9,400	$300,236
Apartment Income REIT Corp.	1,665	63,986
Apartment Investment and Management Co.	5,730	45,496
AvalonBay Communities, Inc.	2,100	367,752
BRT Apartments Corp.	674	14,936
Camden Property Trust	1,610	186,036
Centerspace	923	63,964
Equity Residential	5,673	357,512
Essex Property Trust, Inc.	1,144	254,243
Independence Realty Trust, Inc.	10,845	181,762
Invitation Homes, Inc.	5,484	173,788
Mid-America Apartment Communities, Inc.	2,382	375,046
NexPoint Residential Trust, Inc.	1,194	54,446
UDR, Inc.	5,844	232,357
		2,671,560
REITS - Diversified - 4.5%
Elme Communities	2,130	40,662
UMH Properties, Inc.	7,604	133,374
		174,036
REITS - Health Care - 12.5%
CareTrust REIT, Inc.	2,950	55,106
National Health Investors, Inc.	1,095	62,086
Omega Healthcare Investors, Inc.	1,360	43,221
Ventas, Inc.	4,200	164,346
Welltower, Inc.	2,603	158,887
		483,646
REITS - Management & Service - 1.6%
Tricon Residential, Inc.	7,467	62,947

REITS - Manufactured Homes - 9.8%
Equity LifeStyle Properties, Inc.	2,970	189,961
Sun Communities, Inc.	1,385	186,768
		376,729
REITS - Office Property - 1.2%
Veris Residential, Inc. (1)	2,860	45,274
Total Common Stocks
(Cost $4,555,363)		3,814,192

Short-Term Investments -1.1%
Money Market Funds - 1.1%
First American Government Obligations Fund, Class X, 2.924% (2)	41,905	41,905
Total Short-Term Investments
(Cost $41,905)		41,905

Total Investments In Securities: 100.0%
(Cost $4,597,268)		3,856,097
Other Assets in Excess of Liabilities - 0.0% (3)		1,362
Total Net Assets: 100.0%		$3,857,459

(1)	Non-income producing security.
(2)	The rate shown is the annualized seven-day effective yield as of October 31, 2022.
(3)	Does not round to 0.1% or (0.1)%, as applicable.

Summary of Fair Value Exposure at October 31, 2022 (Unaudited)

The Residential REIT Income ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2022:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$3,814,192	$–	$–	$3,814,192
Short-Term Investments	41,905	-	-	41,905
Total Investments in Securities	$3,856,097	$–	$–	$3,856,097

(1) See Schedule of Investments for REIT category breakout.